===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): July 23, 1997


                       CAPITAL ADVISORS ACQUISITION CORP.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
          ------------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization


         33-26344                                     75-2254748
 ------------------------                  -----------------------------------
 (Commission File Number)                  (I.R.S. Employer Identification No.)

4180 La Jolla Village Drive, Suite 500, La Jolla, California          92037
-------------------------------------------------------------------------------
 (Address of principal executive offices)                            (Zip Code)

                                 (619) 457-3800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
       ------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

     On July 23, 1997, the Registrant executed a definitive Agreement for Exchange of Stock between (the "Acquisition Agreement") with Harvard Financial Services, Inc., a New Jersey Corporation ("Harvard"), which provides student funding primarily for vocational schools and two year colleges.

     Pursuant to the Acquisition Agreement the Registrant will acquire all of the issued and outstanding stock of Harvard and Harvard will become a wholly owned subsidiary of the Registrant. At the closing of the acquisition, all of the outstanding shares of Harvard will be delivered to the Registrant and exchanged for 10,250,000 shares of the Registrant's common stock.

     The acquisition has been approved by the boards of directors of the Registrant and Harvard but is still subject to certain conditions as described in the Acquisition Agreement, including, but not limited to, the receipt by Harvard prior to closing of a commitment for a warehouse or other line of credit in the minimum amount of $15,000,000 obtained by or through Sands Brothers & Co. Ltd. As stated in the Acquisition Agreement the parties expect the Closing to occur on or before August 20, 1997.

Item 7.   Financial Statements, Pro Forma Financial Statements And Exhibits

          (b)  Pro Forma Financial Information
               -------------------------------

          The Pro Forma Consolidated Financial Statements for the period ended June 30, 1997 including Statement of Operations and Balance Sheet. This pro forma consolidated financial statements do not take into consideration or reflect the conversion by the Harvard shareholders of their shares of its preferred stock into shares of Harvard's common stock.

          (c) Exhibits
              --------

          1. Agreement Regarding the Exchange of Stock Between Capital Advisors Acquisition Corporation and the Shareholders of Harvard Financial Services, Inc. dated July 23, 1997.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                   CAPITAL ADVISORS ACQUISITION CORP.
                                               (Registrant)


 Date: August4, 1997               /S/ Thomas R. Brooksbank
                                   -------------------------------------------
                                   By: Thomas R. Brooksbank
                                   Its: President and Chief Financial Officer



Date: August 4, 1997               /S/ George G. Chachas
                                   -------------------------------------------
                                   By: George G. Chachas
                                   Its: Secretary

===============================================================================
    Harvard Financial Services, Inc. and Capital Advisors Acquisition Corp.
                         Pro Forma Financial Statements
                       For the Quarter ended June 30, 1997
                                    Unaudited


STATEMENT OF OPERATIONS
-----------------------                                            Consolidated
                                 Harvard           Capital           Pro Forma
                              ----------------  ----------------   ------------
Revenues:
  Discount on loans           $        15,416    $         -       $     15,416
  Interest on loans                    87,439              -            87,439
  Loan fees                             6,467              -             6,467
                              ----------------  -----------------  ------------
    Total revenue                     109,322              0           109,322

Expenses:
  Selling                              27,135              -            27,135
  General & Admin                      46,335           1,560           47,895
                              ----------------  -----------------  ------------
      Total expenses                   73,470           1,560           75,030

Income before Taxes           $        35,852    $(     1,560)     $    34,292
                              ----------------  -----------------  ------------

BALANCE SHEET
                                                                   Consolidated
Assets                           Harvard           Capital           Pro Forma
-------                       ----------------  ----------------   ------------

Cash                          $        11,048    $         38      $    11,086
Loans receivable                    1,343,975              -         1,343,975
Due from related party                 14,057              -            14,057
Equipment                              14,772              -            14,772
Deferred income taxes                   3,398              -             3,398
Other assets                              515              -               515

     Total assets             $     1,387,765    $         38      $ 1,387,803
                              ================  =================  ============
Liabilities
------------

Accrued expenses              $        30,653             200           30,853
Holdback to customers                 684,093              -           684,093
Unearned discount                     124,694              -           124,694
Note payable                          230,000              -           230,000
Income taxes payable                    3,936              -             3,936
                              ----------------  -----------------  ------------

     Total liabilities              1,073,376             200        1,073,576

Stockholders' Equity
--------------------

Convertible preferred stock           320,000              -           320,000
Common stock                              455             500              955
Additional paid In capital                 -           95,022           95,022
Deficit                                (6,066)        (95,684)        (101,750)
                              ----------------  -----------------  ------------

     Total stockholder equity         314,389            (162)         314,227

Total liabilities & equity    $     1,387,765    $         38       $ 1,387,803
                              ================  =================  ============
